FINANCIAL GUARANTY INSURANCE COMPANY
================================================================================


UNAUDITED INTERIM FINANCIAL STATEMENTS

SEPTEMBER 30, 1998


Balance Sheets................................................................ 1
Statements of Income.......................................................... 2
Statements of Cash Flows...................................................... 3
Notes to Unaudited Interim Financial Statements............................... 4


FINANCIAL GUARANTY INSURANCE
COMPANY                                                                                BALANCE SHEETS
=====================================================================================================
($ in Thousands)
                                                                    SEPTEMBER 30,        DECEMBER 31,
                                                                    -------------        ------------
                                                                        1998                  1997
                                                                    -------------        ------------
                                                                     (UNAUDITED)

ASSETS
Fixed maturity securities, available for sale,
   at fair value (amortized cost of
   $2,486,026 in 1998 and $2,313,458 in 1997)                        $2,629,977           $2,443,746
Short-term investments, at cost, which approximates market               42,774               76,039
Cash                                                                        179                  802
Accrued investment income                                                39,383               38,927
Reinsurance receivable                                                    8,173                8,220
Deferred policy acquisition costs                                        84,468               86,286
Property, plant and equipment net of
   accumulated depreciation of $6,634 in 1998 and $17,346 in 1997         2,149                3,142
Prepaid reinsurance premiums                                            147,339              154,208
Prepaid expenses and other assets                                         6,885               21,002
                                                                     ----------           ----------
            Total assets                                             $2,961,327           $2,832,372
                                                                     ==========           ==========

LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:

Unearned premiums                                                      $609,615             $628,553
Losses and loss adjustment expenses                                      60,999               76,926
Ceded reinsurance payable                                                 2,885                3,932
Accounts payable and accrued expenses                                    48,460               26,352
Current federal income taxes payable                                     63,959               19,335
Deferred federal income taxes payable                                   124,215              118,522
Payable for securities purchased                                              4                5,811
                                                                     ----------           ----------

            Total liabilities                                           910,137              879,431
                                                                     ----------           ----------

Stockholder's Equity:

Common stock, par value $1,500 per share at September 30,
  1998 and at December 31, 1997: 10,000 shares authorized,
  issued and outstanding                                                 15,000               15,000
Additional paid-in capital                                              383,511              383,511
Accumulated other comprehensive income, net of tax                       92,346               83,935
Retained earnings                                                     1,560,333            1,470,495
                                                                     ----------           ----------

            Total stockholder's equity                                2,051,190            1,952,941
                                                                     ----------           ----------

            Total liabilities and stockholder's equity               $2,961,327           $2,832,372
                                                                     ==========           ==========


        See accompanying notes to unaudited interim financial statements


FINANCIAL GUARANTY INSURANCE
COMPANY                                                                          STATEMENTS OF INCOME
=====================================================================================================
($ in Thousands)

                                                                      NINE MONTHS ENDED SEPTEMBER 30,
                                                                          1998              1997
                                                                        --------          --------
                                                                                (UNAUDITED)
REVENUES:

    Gross premiums written                                              $ 79,658          $ 69,164
    Ceded premiums                                                       (12,109)          (14,648)
                                                                        --------          --------


    Net premiums written                                                  67,549            54,516
    Decrease in net unearned premiums                                     12,068            29,970
                                                                        --------          --------

    Net premiums earned                                                   79,617            84,486
    Net investment income                                                 99,724            95,346
    Net realized gains                                                    27,231            12,514
                                                                        --------          --------

        Total revenues                                                   206,572           192,346
                                                                        --------          --------

EXPENSES:

    Losses and loss adjustment expenses                                    3,284             6,459
    Policy acquisition costs                                              13,377            13,115
    Other underwriting expenses                                           13,955            11,050
                                                                        --------          --------

        Total expenses                                                    30,616            30,624
                                                                        --------          --------

        Income before provision for federal income taxes                 175,956           161,722

    Provision for federal income taxes                                    36,120            33,431
                                                                        --------          --------
         Net income                                                     $139,836          $128,291
                                                                        ========          ========





        See accompanying notes to unaudited interim financial statements


FINANCIAL GUARANTY INSURANCE
COMPANY                                                                      STATEMENTS OF CASH FLOWS
=====================================================================================================
($ in Thousands)
                                                                     NINE MONTHS ENDED SEPTEMBER 30,
                                                                          1998              1997
                                                                        --------          --------
                                                                                (UNAUDITED)
OPERATING ACTIVITIES:

Net income                                                             $139,836           $128,291
    Adjustments to reconcile net income to net
      cash provided by operating activities:
    Provision for deferred income taxes                                    1,164               214
    Amortization of fixed maturity securities                              2,938             1,210
    Policy acquisition costs deferred                                    (11,559)           (9,908)
    Amortization of deferred policy acquisition costs                     13,377            13,115
    Depreciation of fixed assets                                           1,052             1,629
    Change in reinsurance receivable                                          47            (1,256)
    Change in prepaid reinsurance premiums                                 6,869             6,105
    Foreign currency translation adjustment                                 (723)              305
    Change in accrued investment income, prepaid
       expenses and other assets                                          13,661             3,214
    Change in unearned premiums                                          (18,938)          (36,074)
    Change in losses and loss adjustment expense reserves                (15,927)              189
    Change in other liabilities                                           21,061           (18,205)
    Change in current income taxes payable                                44,624           (59,001)
    Net realized gains on investments                                    (27,231)          (12,514)
                                                                        --------          --------

Net cash provided by operating activities                                170,251            17,314
                                                                        --------          --------

INVESTING ACTIVITIES:

Sales or maturities of fixed maturity securities                         555,384           602,067
Purchases of fixed maturity securities                                  (734,524)         (610,873)
Sales or maturities (purchases) of short-term investments, net            33,265           (57,685)
Purchases of property and equipment, net                                       1              (484)
                                                                        --------          -------

Net cash used for investing activities                                  (145,874)          (66,975)

Financing activities
   Capital contributions                                                       -            49,500
   Dividends paid                                                       (25,000)                -

Increase in cash                                                            (623)             (161)
Cash at beginning of period                                                  802               860
                                                                        --------          --------

Cash at end of period                                                  $     179          $    699
                                                                        ========          ========

        See accompanying notes to unaudited interim financial statements

FINANCIAL GUARANTY INSURANCE
COMPANY                                            NOTES TO FINANCIAL STATEMENTS
================================================================================

September 30, 1998 and 1997
(Unaudited)


           (1) BASIS OF PRESENTATION

               The interim financial statements of Financial Guaranty Insurance Company (the Company) in this report reflect all adjustments necessary, in the opinion of management, for a fair statement of
               (a) results of operations for the nine months ended September 30, 1998 and 1997, (b) the financial position at September 30, 1998 and December 31, 1997, and (c) cash flows for the nine months ended September 30, 1998 and 1997.

               These interim financial statements should be read in conjunction with the financial statements and related notes included in the 1997 audited financial statements.

               The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

           (2) STATUTORY ACCOUNTING PRACTICES

               The financial statements are prepared on the basis of GAAP, which differs in certain respects from accounting practices prescribed or permitted by state insurance regulatory authorities. The following are the significant ways in which statutory basis accounting practices differ from GAAP:

               (a) premiums are earned directly in proportion to the scheduled principal and interest payments rather than in proportion to the total exposure outstanding at any point in time;

               (b) policy acquisition costs are charged to current operations as incurred rather than as related premiums are earned;

               (c) a contingency reserve is computed on the basis of statutory requirements for the security of all policyholders, regardless of whether loss contingencies actually exist, whereas under GAAP, a reserve is established based on an ultimate estimate of exposure;

               (d) certain assets designated as "non-admitted assets" are charged directly against surplus but are reflected as assets under GAAP, if recoverable;

               (e) federal income taxes are only provided with respect to taxable income for which income taxes are currently payable, while under GAAP taxes are also provided for differences between the financial reporting and tax bases of assets and liabilities;

               (f) purchases of tax and loss bonds are reflected as admitted assets, while under GAAP they are recorded as federal income tax payments; and

               (g) all fixed income investments are carried at amortized cost, rather than at fair value for securities classified as "Available for Sale" under GAAP.

FINANCIAL GUARANTY INSURANCE
COMPANY                                            NOTES TO FINANCIAL STATEMENTS
================================================================================

The following is a reconciliation of the net income and stockholder's equity of Financial Guaranty prepared on a GAAP basis to the corresponding amounts reported on a statutory basis for the periods indicated below:

                                                                 NINE MONTHS ENDED SEPTEMBER 30,
                                              ----------------------------------------------------------------
                                                           1998                               1997
                                              ----------------------------       -----------------------------

                                                 NET         STOCKHOLDER'S          NET          STOCKHOLDER'S
                                               INCOME           EQUITY             INCOME           EQUITY
GAAP basis amount                             $139,836        $2,051,190         $128,291         $1,887,611

Premium revenue recognition                    (12,196)         (193,405)          (4,363)          (180,648)

Deferral of acquisition costs                    1,818           (84,468)           3,207            (88,738)

Contingency reserve                                  -          (575,713)               -           (501,023)

Non-admitted assets                                  -            (1,807)               -             (3,086)

Case-basis losses incurred                       2,039               167            1,037             (2,212)

Portfolio loss reserves                          3,900            32,900            5,000             29,000

Deferral of income tax                           1,164            73,745              211             71,035

Unrealized gains on fixed maturity
  securities held at fair value,                     -           (93,568)               -            (64,347)
  net of taxes

Profit commission                                1,830            (5,559)            (735)            (6,920)

Contingency reserve tax deduction                    -            74,059                -             95,185

Allocation of tax benefits due to Parent's
  net operating loss to the Company                183            11,099              235             10,838
                                              --------        ----------         --------         ----------

Statutory basis amount                        $138,574        $1,288,640         $132,883         $1,246,695
                                              ========        ==========         ========         ==========

FINANCIAL GUARANTY INSURANCE
COMPANY                                            NOTES TO FINANCIAL STATEMENTS
================================================================================

           (3) DIVIDENDS

               Under New York Insurance Law, the Company may pay a dividend only from earned surplus subject to the following limitations:

               o Statutory surplus after dividends may not be less than the minimum required paid-in capital, which was $66.4 million in 1997.

               o Dividends may not exceed the lesser of 10 percent of its surplus or 100 percent of adjusted net investment income, as defined therein, for the twelve month period ending on the preceding December 31, without the prior approval of the Superintendent of the New York State Insurance Department.


               The amount of the Company's surplus available for dividends during 1998 is approximately $128.9 million.

               During 1998, the Company declared dividends of $50.0 million.

           (4) INCOME TAXES

               The Company's effective Federal corporate tax rate (20.5 percent and 20.7 percent for the nine months ended September 30, 1998 and 1997, respectively) is less than the statutory corporate tax rate (35 percent in 1998 and 1997) on ordinary income due to permanent differences between financial and taxable income, principally tax-exempt interest.

           (5) REINSURANCE

               In accordance with Statement of Financial Accounting Standards No. 113 ("SFAS 113"), "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts", the Company reports assets and liabilities relating to reinsured contracts gross of the effects of reinsurance. Net premiums earned are shown net of premiums ceded of $18.3 million and $20.8 million, respectively, for the nine months ended September 30, 1998 and 1997.

           (6) COMPREHENSIVE INCOME

               In June 1997, the Financial Accounting Standard Board issued statement No. 130, "Reporting Comprehensive Income", which requires enterprises to disclose comprehensive income and its components. Comprehensive income encompasses all changes in shareholders' equity (except those arising from transactions with shareholders) and includes net income, net unrealized capital gains or losses on available-for-sale securities and foreign currency translation adjustments, net of taxes. This new standard only changes the presentation of certain information in the financial statements and does not affect the Company's financial position or results of operations. The following is a reconciliation of comprehensive income:

FINANCIAL GUARANTY INSURANCE
COMPANY                                            NOTES TO FINANCIAL STATEMENTS
================================================================================

September 30, 1998 and 1997
(Unaudited)


                                                         FOR THE NINE MONTHS
                                                         ENDED SEPTEMBER 30,
                                                        1998             1997
                                                      --------         -------

          Net income                                  $139,836          128,291
          Other comprehensive income:
             Change in unrealized investment gains,
                net of taxes                             8,881           25,187
             Change in foreign exchange gains,
                net of taxes                              (470)             198
                                                      --------         --------
          Comprehensive income                        $148,247         $153,676
                                                      ========         ========

                                    EXHIBIT A

                         APPROVED FINANCIAL INFORMATION
                            AS OF SEPTEMBER 30, 1998


As of September 30, 1998, December 31, 1997 and 1996 the Certificate Insurer had written directly or assumed through reinsurance, guaranties of approximately $257.8 billion, $230.2 billion, and $205.0 billion par value of securities, respectively (of which approximately 85 percent, 86 percent and 82 percent constituted guaranties of municipal bonds), for which it had collected gross premiums of approximately $2.22 billion, $2.14 billion and $2.05 billion, respectively. As of September 30, 1998, the Certificate Insurer had reinsured approximately 21 percent of the risks it had written, 31 percent through quota share reinsurance, 22 percent through excess of loss reinsurance, and 47 percent through facultative arrangements.

CAPITALIZATION

The following table sets forth the capitalization of the Certificate Insurer as of December 31, 1996, December 31, 1997 and September 30, 1998 respectively, on the basis of generally accepted accounting principles. No material adverse change in the capitalization of the Certificate Insurer has occurred since September 30, 1998.

                                                                           (UNAUDITED)
                                     DECEMBER 31,        DECEMBER 31,     SEPTEMBER 30,
                                         1996                1997              1998
                                    (IN MILLIONS)       (IN MILLIONS)     (IN MILLIONS)
                                    -------------       -------------     ------------
Unearned Premiums                        $682                $629             $610
Other Liabilities                         288                 250              300
Stockholder's Equity (1)
    Common Stock                           15                  15               15
    Additional Paid-in Capital            334                 384              384
    Accumulated Other Comprehensive
       Income                              38                  84               92
    Retained Earnings                   1,297               1,470            1,560
                                       ------              ------           ------
Total Stockholder's Equity              1,684               1,953            2,051
                                       ------              ------           ------
Total Liabilities and
  Stockholder's Equity                 $2,654              $2,832           $2,961
                                       ======              ======           ======

(1) Components of Stockholder's Equity have been restated for all periods presented to reflect "Accumulated Other Comprehensive Income" in accordance with the Statement of Financial Accounting Standards No. 130 "Reporting Comprehensive Income" adopted by the Certificate Insurer effective January 1, 1998. As this new standard only requires additional information in the financial statements, it does not affect the Certificate Insurer's financial position or results of operations.

For further financial information concerning the Certificate Insurer, see the audited financial statements of the Certificate Insurer included as Appendix A and the unaudited interim financial statements of the Certificate Insurer included as Appendix B.

Copies of the Certificate Insurer's quarterly and annual statutory statements filed by the Certificate Insurer with the New York Insurance Department are available upon request to Financial Guaranty Insurance Company, 115 Broadway, New York, New York 10006, Attention: Corporate Communications Department. The Certificate Insurer's telephone number is (212) 312-3000.

The Certificate Insurer does not accept any responsibility for the accuracy or completeness of this Prospectus or any information or disclosure contained herein, or omitted herefrom, other than with respect to the accuracy of information regarding the Certificate Insurer and the Certificate Insurance Policy set forth under the headings "The Certificate Insurance Policy" and "The Certificate Insurer" and in Appendix A and Appendix B.